SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 27, 2005

TRIUMPH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1550 Liberty Ridge Drive, Suite 100, Wayne, Pennsylvania	19087
(Address of principal executive offices)	(Zip Code)

(610) 251-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                                 Entry into a Material Definitive Agreement.

On July 27, 2005, the Company amended and restated its existing credit agreement (as amended and restated, the “Credit Facility”) with its lenders to reduce the Credit Facility to $250 million from $265 million, extend the maturity date to July 27, 2010 and amend certain other terms and covenants.  The Credit Facility bears interest at either (i) LIBOR plus between 0.75% and 1.75% or (ii) the prime rate (or the Federal Funds rate plus 0.5% if greater) plus between 0.00% and 0.25% or (iii) an overnight rate at the option of the company.  The applicable interest rate is based upon the Company’s ratio of total indebtedness to earnings before interest, taxes, depreciation and amortization.  In addition, the Company is required to pay a commitment fee of between 0.175% and 0.375% on the unused portion of the Credit Facility.  The Company may allocate up to $30 million of the available Credit Facility for the issuance of letters of credit.  The Company’s obligations under the Credit Facility are guaranteed by the Company’s subsidiaries.   This summary is qualified in its entirety by reference to the Credit Facility, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

On July 27, 2005, the Company entered into Amendment No. 4 to the Note Purchase Agreement dated as of November 21, 2002.  The amendment reaffirms the Company’s covenants under the Note Purchase Agreement.  This summary is qualified in its entirety by reference to Amendment No. 4 to Note Purchase Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 2.02                                                 Results of Operations and Financial Condition.

On July 29, 2005, the Company issued a press release announcing its financial results for the fiscal quarter ended June 30, 2005 and conducted a conference call to further discuss the financial results.  The full text of the press release is furnished as Exhibit 99.1 to this Current Report.

On the conference call, in addition to reviewing the information contained in the press release, the executive officers also discussed the following financial information:

•                                          For the Aerospace Systems segment, EBITDA was $21.7 million for the quarter ended June 30, 2005, with a 16.2% EBITDA margin.  (See “Non-GAAP Financial Measure Disclosure Schedule.”)

•                                          For the Aftermarket Services segment, EBITDA was $3.7 million for the quarter ended June 30, 2005, with a 8.4% EBITDA margin.  (See “Non-GAAP Financial Measure Disclosure Schedule.”)

•                                          For the quarter ended June 30, 2005, sales mix was as follows: commercial was 46% (compared to 44% in the prior full fiscal year), military was 32% (compared to 34% in the prior full fiscal year), regional jets were 6% (compared to 6% in the prior full fiscal year), business jets were 9% (compared to 8% in the prior full fiscal year) and other was 7% (compared to 8% in the prior full fiscal year).

•                                          Backlog at June 30, 2005 was $682 million, up from $598 million at March 31, 2005.  The top ten programs represented in the backlog were the 737NG, 777, A320, CH47, V22, 747, C17, F18, E2C and 767 programs, respectively.

•                                          Boeing commercial, military and space accounted for 23% of net sales for the quarter ended June 30, 2005 and is the only customer that accounts for more than 10% of revenue.  Airbus accounted for 6% of revenue in the quarter ended June 30, 2005, up from 4% last year.

•                                          Net debt at June 30, 2005 was $163 million and net debt to capital was 23% for the quarter.

•                                          The effective tax rate for the quarter ended June 30, 2005 was 32%, which is the anticipated tax rate for the year.

•                                          Capital expenditures for the year are anticipated to be between $25 million and $30 million.

•                                          The Company reiterated guidance that the year’s earnings would be closer to the top end of the range of $1.75 to $2.00 per share.  Also earnings should sequentially improve throughout the remaining quarters.

Non-GAAP Financial Measure Disclosures Schedule

Management believes that Earnings before Interest, Taxes, Depreciation and Amortization (“EBITDA”) provides investors with an important perspective on the current underlying performance of the business by identifying non-cash expenses, interest and taxes included in income from continuing operations.

The following definition is provided for the non-GAAP financial measure identified above, together with a reconciliation of such non-GAAP financial measure to the most directly comparable financial measure calculated and presented in accordance with GAAP.

	Three Months Ended June 30, 2005
		Segment Data
Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA):	Total	Aerospace Systems	Aftermarket Services	Corporate / Eliminations
Income from Continuing Operations	$7,169

Add-back:
Income Tax Expense	3,373
Interest Expense and Other	3,187

Operating Income (Expense)	$13,729	$16,216	$1,356	$(3,843)

Depreciation and Amortization	7,931	5,525	2,374	32

Earnings (Losses) before Interest, Taxes, Depreciation and Amortization (“EBITDA”)	$21,660	$21,741	$3,730	$(3,811)

Net Sales	$177,697	$134,146	$44,160	$(609)

EBITDA Margin	12.2%	16.2%	8.4%	n/a

Net Debt to Capital:	Mar-05	Jun-05

Calculation of Net Debt
Current Portion	$1,740	$1,692
Long term debt	156,042	166,422
Total Debt	157,782	168,114
Less: Cash and cash equivalents	4,844	5,471
Net Debt	152,938	162,643

Calculation of Capital
Net Debt	152,938	162,643
Stockholders’ equity	526,663	533,276
Total Capital	$679,601	$695,919

Percent of net debt to capital	22.5%	23.4%

The information in this Item 2.02 of this Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 2.03                                               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a)                                  The Credit Facility constitutes a direct financial obligation of the Company.  The Company’s disclosure in Item 1.01 above is incorporated in this Item 2.03 by reference.

Item 9.01                                                 Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit No.	Description

10.1

Amended and Restated Credit Agreement dated July 27, 2005 among Triumph Group, Inc., PNC, National Association, as Administrative Agent, PNC Capital Markets, Inc., as Lead Arranger, Citizens Bank of Pennsylvania, as Documentation Agent, Bank of America, N.A., as Syndication Agent, Manufacturers and Traders Trust Company, as Managing Agent, National City Bank of Pennsylvania, as Managing Agent

10.2	Amendment No. 4 to Note Purchase Agreement

99.1	Press Release dated July 29, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2005		TRIUMPH GROUP, INC.

	By:	/s/ John B. Wright, II
John B. Wright, II
Vice President, General Counsel and Secretary

TRIUMPH GROUP, INC.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description

10.1

Amended and Restated Credit Agreement dated July 27, 2005 among Triumph Group, Inc., PNC, National Association, as Administrative Agent, PNC Capital Markets, Inc., as Lead Arranger, Citizens Bank of Pennsylvania, as Documentation Agent, Bank of America, N.A., as Syndication Agent, Manufacturers and Traders Trust Company, as Managing Agent, National City Bank of Pennsylvania, as Managing Agent

10.2	Amendment No. 4 to the Note Purchase Agreement

99.1	Press Release dated July 29, 2005